SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 21, 2004

ROTONICS MANUFACTURING INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-9429	36-2467474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17022 S. Figueroa Street, Gardena, California		90248
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (310) 538-4932

N/A
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02.                                    Results of Operations and Financial Condition.

The following information is disclosed pursuant to Item 2.02 of Form 8-K:

On September 21, 2004, the Registrant issued a press release announcing its audited financial results for the fiscal year ended June 30, 2004.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.                                    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits

99.1                                                                           Press release dated September 21, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rotonics Manufacturing Inc.

Date: September 21, 2004	By:	/s/ Sherman McKinniss
Sherman McKinniss, President

EXHIBIT INDEX

99.1                           Press release dated September 21, 2004.